Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Noah Hogan
President & CEO
RAC King, LLC
6775 Lenox Center Ct., Suite 100
Memphis, TN 38115

Dear Mr. Hogan:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by RAC King, LLC, on its behalf and on behalf of its affiliates, RAC Asset Holdings, LLC and RAC Servicer, LLC (together, the “Company,” as the engaging party) and by other third parties who execute an agreement with PwC in which such party accepts responsibility for the appropriateness of the procedures performed (collectively referred to herein as the “Specified Parties”), solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of a sample of auto lease collateral assets (the “Collateral Assets”) subject to the issuance of asset backed notes by ACC Trust 2023-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the Collateral Assets.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 200 leases, which the Specified Parties represent, was selected randomly from the Collateral Assets Listing (as defined below) (the “Original Sample Leases”). The Company subsequently provided a Final Sample Lease Extract File (as defined below). Six of the Original Sample Leases were not present in the Final Sample Lease Extract File. At the instruction of the Specified Parties, six incremental leases were randomly selected from the Final Sample Lease Extract File excluding the Original Sample Leases (the “Additional Sample Leases”). The procedures enumerated in this report were performed on the 194 Original Sample Leases and the six Additional Sample Leases, together comprising a sample of 200 leases (the “Sample Leases”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures
ACC Trust 2023-A
February 7, 2023

the following items:

•
The completeness, accuracy, appropriateness, quality, or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party;
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

The procedures performed and results thereof are as follows. In performing this engagement, we received one or more preliminary Transaction documents and performed certain procedures as set forth as follows. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary Transaction documents based on such communicated differences, where they determined it to be appropriate. We performed these procedures on the final Transaction documents, and the results of those procedures are as follows.

I.             Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Leases:

Report of Independent Accountants on Applying Agreed Upon Procedures
ACC Trust 2023-A
February 7, 2023

A.
An Excel file containing a preliminary listing of Collateral Assets as of December 31, 2022, to be included in the Transaction, which the Company instructed PwC to use for the purpose of selecting a random sample (the “Collateral Assets Listing”), provided on January 19, 2023.

B.
An Excel data file containing certain data fields for the Collateral Assets which the Company represents is from the Company’s lease system as of December 31, 2022, provided on January 27, 2023 (the “Initial Sample Lease Extract File”).

C.
An Excel data file containing certain data fields for the Collateral Assets which the Company represents is from the Company’s lease system as of December 31, 2022, provided on January 31, 2023 (the “Final Sample Lease Extract File”).

D.
Excel files which contained screenshots from the Company’s lease system with respect to the Sample Leases, which the Company represents are as of December 31, 2022, provided on January 29, 2023 for the Original Sample Leases and January 31, 2023 for the Additional Sample Leases (the "Lease Files").

E.	Instructions related to interpretation of the Lease Files and calculation logic for the calculation of certain attributes (the “Instruction File”).

The data, information and documents listed above and provided by the Company are collectively referred to as the "Data, Information, and Documents."

II.           Procedures Performed

Using the Instruction File, we performed the following agreed-upon procedures on the Sample Leases.  For purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding will be deemed to be in agreement. In the event that a Lease File was not clear, data is missing, or there is a question about the information contained in the document relevant to the performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.	For each Sample Lease, we compared the items listed below as set forth in the Final Sample Lease Extract File to the respective information contained in the Lease Files, noting no exceptions:

1. Car VIN
2. Loan Date
3. Base Payment
4. First Payment Date
5. Original Term
6. Residual
7. Year
8. Car Make
9. Car Model
10. Credit Score
11. State
12. Payment Type
13. Delinquency

Per instruction from the Company, if the “Delinquency” attribute in the Final Sample Lease Extract File was less than zero, “Delinquency” was assumed to be zero for the purposes of this procedure.

Report of Independent Accountants on Applying Agreed Upon Procedures
ACC Trust 2023-A
February 7, 2023

B.
For each Sample Lease, we recomputed the following items using the Instruction File and information in the Lease File, and agreed our results to the items listed below as set forth in the Final Sample Lease Extract File, noting no exceptions:

1. Credit Score Type (Tier)
2. Number of payments remaining

***
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of a sample of the Collateral Assets. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)  Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii) Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 7, 2023